Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 13, 2017, by and among CONTURA ENERGY, INC., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined below) that are parties hereto, and JEFFERIES FINANCE LLC, in its capacity as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the “Lenders”), the Administrative Agent and the Collateral Agent are parties to that certain Credit Agreement, dated as of March 17, 2017 (as amended, supplemented and modified from time to time and in effect immediately prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders, the Administrative Agent and the Collateral Agent amend certain provisions of the Credit Agreement in order to permit the Borrower to make a one-time dividend, and subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders executing this Amendment, the Administrative Agent and the Collateral Agent agree as follows:

1.Amendments to Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Available Amount” to (i) delete the period at the end of clause (iii) thereof and replacing it with “; minus” and (ii) inserting a new clause (iv) at the end thereof as follows:

“(iv) to the extent any Restricted Payment is made pursuant to Section 7.06(n), the remainder (if positive) of (A) the aggregate amount of such Restricted Payment less (B) $20,000,000.”

(b)    Section 1.01 of the Credit Agreement is hereby further amended by inserting the following defined terms therein in appropriate alphabetical order:

“‘First Amendment Effective Date’ means June 13, 2017.”

(c)    Section 2.03(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)        Excess Cash Flow. In the event that there shall be Excess Cash Flow for any fiscal year (commencing with the fiscal year ending December 31, 2017 for the portion of such fiscal year occurring after the Closing Date), Borrower shall, no later than one hundred thirty (130) days after the end of such fiscal year, prepay the Term Loans in an aggregate amount equal to (i) 75% of such Excess Cash Flow minus (ii) voluntary repayments of the Loans made with Internally Generated Cash (excluding, for the avoidance of doubt, repayments of Loans made with the cash proceeds of any Permitted Refinancing Indebtedness); provided, that if, as of the last day of the most recently ended fiscal year, the Total Leverage Ratio (determined for any such period by reference to the Compliance Certificate delivered pursuant to Section 6.02(a) calculating the Total Leverage Ratio as of the last day of such fiscal year) shall be (1) less than 2.50:1.00 and greater than or equal to 1.25:1.00, Borrower shall only be required to make the prepayments otherwise required hereby in an amount equal to (i) 50% of such Excess Cash Flow minus (ii) voluntary repayments of the Loans made with Internally Generated Cash (excluding, for the avoidance of doubt, repayments of Loans made with the cash proceeds of any Permitted Refinancing Indebtedness) and (2) less than 1.25:1.00, Borrower shall only be required to make the prepayments otherwise required hereby in an amount equal to (i) 25% of such Excess Cash Flow minus (ii) voluntary repayments of the Loans made with Internally Generated Cash (excluding, for the avoidance of doubt, repayments of Loans made with the cash proceeds of any Permitted Refinancing Indebtedness).”

(d)    Section 7.06 of the Credit Agreement is hereby amended by amending and restating clause (e) in its entirety as follows:

“(e) so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower and its Subsidiaries may make Restricted Payments in an amount not to exceed (i) the remainder (if positive) of (1) $20,000,000 less (2) the aggregate amount of any Restricted Payment made pursuant to Section 7.06(n), plus (ii) the Available Amount; provided that, the First Lien Leverage Ratio (calculated on a Pro Forma Basis) shall be less than or equal to (A) with respect to any such calculation in respect of a four consecutive quarter period ended on or before December 31, 2017, 1.00:1.00 after giving effect to such Restricted Payment, (B) with respect to any such calculation in respect of a four consecutive quarter period ended after December 31, 2017 and on or before December 31, 2018, 1.25:1.00 after giving effect to such Restricted Payment and (C) with respect to any other such calculation, 1.50:1.00 after giving effect to such Restricted Payment;”

(e)    Section 7.06 of the Credit Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (l) thereof; (ii) deleting the period at the end of clause (m) thereof and replacing it with “; and”; and (iii) inserting a new clause (n) at the end thereof as follows:

“(n) the Borrower may (i) no later than 45 days after the First Amendment Effective Date, declare and pay a one-time cash dividend or distribution from unencumbered cash on hand to its shareholder, (ii) no later than December 31, 2017, purchase, redeem or otherwise acquire Equity Interests issued by it, or (iii) any combination of the foregoing, in an aggregate amount for all such transactions not to exceed $150,000,000 so long as (A) no Event of Default shall have occurred and be continuing or would result therefrom, (B) the First Lien Leverage Ratio (calculated on a Pro Forma Basis) shall be less than or equal to 1.00:1.00 after giving effect to such Restricted Payment, and (C) at least three Business Days prior to the first of any such Restricted Payment the Borrower shall make an offer to all Lenders to repay the Term Loans at par concurrently with the payment of such Restricted Payment in an aggregate principal amount equal to $10,000,000; provided that, notwithstanding anything to the contrary in this Agreement, each Lender may notify the Administrative Agent by no later than 5:00 p.m., New York City time on the second Business Day after the delivery of such prepayment offer to the extent it does not wish to accept all or any portion of its Applicable Percentage of such offer. Any Lender whose response is not received by the Administrative Agent by 5:00 p.m., New York City time on the second Business Day after the delivery of the prepayment offer or does not specify the amount of its share of the prepayment that it is declining shall be deemed an acceptance of the total amount of such Lender’s share of the

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prepayment offer. Concurrently with the payment of the first of any Restricted Payment pursuant to this clause (n), the Borrower shall make a prepayment at par of outstanding Term Loans to each Lender who accepted (or has been deemed to accept) the prepayment offer in a principal amount equal to such Lender’s Applicable Percentage of $10,000,000 which shall be applied (or deemed applied) to the remaining scheduled installments of principal owed to such Lender in inverse order of maturity. Any portion of the prepayment properly rejected pursuant to the above terms shall be retained by the Borrower.”

2.Effectiveness of Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendment contained herein shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received:

(a)    this Amendment duly executed by the Borrower, each Guarantor, the Required Lenders, the Administrative Agent and the Collateral Agent;

(b)    a certificate signed by a Responsible Officer of the Borrower certifying that as of the effective date of this Amendment, (i) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), and (ii) no Default or Event of Default has occurred and is continuing;

(c)    a fee equal to 0.25% of the Term Loans payable to the Administrative Agent for the ratable benefit of the Lenders executing this Amendment based upon their respective Applicable Percentages; and

(d)    reimbursement or payment of the costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment or otherwise outstanding under the Credit Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent.

3.Representations and Warranties. To induce the Lenders, the Administrative Agent and the Collateral Agent to enter into this Amendment, each of the Loan Parties represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that:

(a)    The execution, delivery and performance by such Loan Party of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action. This Amendment has been duly executed and delivered by such Loan Party and constitutes a valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b)    The execution, delivery and performance by such Loan Party of this Amendment (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law or any judgment, order or ruling of any Governmental Authority, in each case, applicable to such Loan Party, (c) will not violate the terms of such Loan Party’s Organizational Documents, (d) will not violate or result in a default under any Contractual Obligation of such Loan Party or any of its assets or give rise to a right thereunder to require any payment to be made by such Loan Party and (e) will not result in the creation or imposition of any Lien on any asset of such Loan Party, except Liens (if any) created under the Loan Documents.

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(c)    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.Reaffirmations and Acknowledgments. Each Loan Party does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby and its obligations thereunder. Each of the Loan Parties hereby acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

5.Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. Any reference in any Loan Document to the Credit Agreement (including “thereunder”, “thereof” or other words of like import referring to the Credit Agreement) shall be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) and all applicable federal laws of the United States of America.

7.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9.Costs and Expenses. The Borrower agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment which are payable pursuant to Section 10.04 of the Credit Agreement.

10.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

CONTURA ENERGY, INC.

By	/s/ C. Andrew Eidson
	Name:	C. Andrew Eidson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Credit Agreement (Contura)]

GUARANTORS:

CONTURA ENERGY, LLC

By	/s/ C. Andrew Eidson
	Name:	C. Andrew Eidson
	Title:	Manager and President

CONTURA ENERGY SERVICES, LLC

By	/s/ C. Andrew Eidson
	Name:	C. Andrew Eidson
	Title:	Executive Vice President and Chief Financial Officer

CONTURA MINING HOLDING, LLC

By	/s/ C. Andrew Eidson
	Name:	C. Andrew Eidson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EMERALD CONTURA, LLC
DICKENSON-RUSSELL CONTURA, LLC
NICHOLAS CONTURA, LLC
CONTURA COAL RESOURCES, LLC
CONTURA WYOMING LAND, LLC
CONTURA COAL SALES, LLC
POWER MOUNTAIN CONTURA, LLC
CUMBERLAND CONTURA, LLC
CONTURA PENNSYLVANIA LAND, LLC
CONTURA FREEPORT, LLC
CONTURA EUROPEAN MARKETING, LLC
PARAMONT CONTURA, LLC
CONTURA PENNSYLVANIA TERMINAL, LLC
CONTURA CAPP LAND, LLC
CONTURA COAL WEST, LLC
CONTURA TERMINAL, LLC

By	/s/ C. Andrew Eidson
	Name:	C. Andrew Eidson
	Title:	Vice President and Treasurer

[Signature Page to First Amendment to Credit Agreement (Contura)]

JEFFERIES FINANCE LLC
as Administrative Agent, Collateral Agent and Lender

By	/s/ J. Paul McDonnell
	Name:	J. Paul McDonnell
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement (Contura)]

Arch Street CLO, Ltd.
as a Lender

By:	/s/ Scott D'Orsi
	Name:	Scott D'Orsi
	Title:	Portfolio Manager

By:
Name:
Title:

BDCA-CB FUNDING, LLC
as a Lender

By:	/s/ Corinne Pankovcin
	Name:	Corinne Pankovcin
	Title:	Director

Benefit Street Partners Capital Opportunity Fund SPV LLC
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO IV, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO IX, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO V, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO VI, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO VII, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO VIII, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO X, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO XI, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners CLO XII, Ltd.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

BSP Senior Secured Debt Fund (Non-US) SPV-1 L.P.
as a Lender
By: BSP Senior Secured Debt Fund (Non-US) SPV GP L.L.C., its general partner

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Benefit Street Partners SMA-C SPV L.P.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Blue Cross of Idaho Health Service, Inc.
as a Lender
By: Seix Investment Advisors LLC, as Investment Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

BlueMountain CLO 2012-2 Ltd
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2013-1 LTD.
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2013-4 Ltd.
as a Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2014-1 Ltd
as a Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2014-2 Ltd
as a Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2014-3 Ltd.
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2014-4 Ltd
as a Lender
BY: BlueMountain Capital Management

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2015-1 Ltd
as a Lender
BlueMountain Capital Management, its Collateral Manager

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2015-2, Ltd.
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2015-3 Ltd
as a Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2015-4, Ltd.
as a Lender
By: BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2016-1, Ltd.
as a Lender
BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2016-2, Ltd.
as a Lender
BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BlueMountain CLO 2016-3 Ltd
as a Lender

By:	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

By:
Name:
Title:

BOWERY FUNDING ULC
as a Lender

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

By:
Name:
Title:

Cent CLO 23 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Citi Loan Funding BM 2017 LLC
as a Lender
By: Citigroup Financial Products Inc.

By:	/s/ Jennifer Guinn
	Name:	Jennifer Guinn
	Title:	Associate Director

By:
Name:
Title:

City National Rochdale Fixed Income Opportunities Fund
as a Lender
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

CONTINENTAL CASUALTY COMPANY
as a Lender

By:	/s/ Lynne Gugenheim
	Name:	Lynne Gugenheim
	Title:	Senior Vice President and Deputy General Counsel

Approved by Law Dept.
		By:	/s/ Law Dept.
		Date:	6-6-17

Crown Point CLO III, Ltd.
as a Lender
by Valcour Capital Management LLC, as its Collateral Manager

By:	/s/ John D'Angelo
	Name:	John D'Angelo
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Dunham Floating Rate Bond Fund
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

FCCI Insurance Company
as a Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Figueroa CLO 2014-1, Ltd.
as a Lender
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

Hastings Mutual Insurance Company
as a Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Honeywell International Inc Master Retirement Trust
as a Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

JFIN CLO 2014-II LTD.
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JFIN CLO 2015 LTD.
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JFIN Fund V 2017 LLC
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JFIN MM CLO 2014 LTD.
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JFIN CLO 2014 LTD
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JFIN CLO 2015-II LTD.
as a Lender

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JFIN CLO 2016 LTD.
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JFIN CLO 2017 LTD.
as a Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Morris Cohen
	Name:	Morris Cohen
	Title:	Vice President

By:
Name:
Title:

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC
as a Lender

By:	/s/ Paul Loomis
	Name:	Paul Loomis
	Title:	Managing Director

MAM CORPORATE LOAN ICAV
as a Lender
By: MARATHON ASSET MANAGEMENT, L.P. Its Investment Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

MARATHON CLO IX LTD.
as a Lender
By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Marathon CLO VI, Ltd.
as a Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

MARATHON CLO VII Ltd.
as a Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Marathon CLO VIII Ltd.
as a Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Metropolitan West Floating Rate Income Fund
as a Lender
BY: Metropolitan West Asset Management as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

MIDTOWN ACQUISITIONS, L.P.,
as a Lender
By: Midtown Acquisitions GP LLC, its General Partner

By:	/s/ Morgan Blackwell
	Name:	Morgan Blackwell
	Title:	Authorized Signatory

By:
Name:
Title:

Mountain View CLO 2014-1 Ltd.
as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Mountain View CLO 2016-1 Ltd.
as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Mountain View CLO 2017-1 Ltd.
as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ Joseph Carucci
	Name:	Joseph Carucci
	Title:	Vice President & Compliance Analyst

By:
Name:
Title:

Mountain View CLO IX Ltd.
as a Lender
By; Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Mountain View CLO X Ltd.
as a Lender
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Newfleet CLO 2016-1, Ltd.
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Providence Debt Fund III L.P.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Providence Debt Fund III Master (Non-US) L.P.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

QUAMVIS SCA SICAV-FIS: CMAB - SIF - Credit Multi Asset Pool B
as a Lender
By:	Marathon Asset Management, L.P.
Its:	Sub-Investment Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

RidgeWorth Funds - Seix Floating Rate High Income Fund
as a Lender
By:	Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Safe Auto Insurance Company
as a Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

SEI Energy Debt Fund, LP.
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

SEI Institutional Investments Trust - High Yield Bond Fund
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

SEI Institutional Managed Trust - High Yield Bond Fund
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Seix Multi-Sector Absolute Return Fund L.P.
as a Lender
By:	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:	Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

AIG Flexible Credit Fund
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Thrivent Balanced Income Plus Fund
as a Lender
By:	Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Balanced Income Plus Portfolio
as a Lender

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Diversified Income Plus Fund
as a Lender
By:	Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Diversified Income Plus Portfolio
as a Lender
By:	Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Financial Defined Benefit Plan Trust
as a Lender

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Financial For Lutherans
as a Lender

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Growth and Income Plus Fund
as a Lender

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Growth and Income Plus Portfolio
as a Lender

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Moderate Allocation Fund
as a Lender
By:	Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Moderate Allocation Portfolio
as a Lender
By:	Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Moderately Aggressive Allocation Fund
as a Lender
By:	Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Moderately Aggressive Allocation Portfolio
as a Lender
By:	Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Moderately Conservative Allocation Fund
as a Lender
By:	Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Moderately Conservative Allocation Portfolio
as a Lender
By:	Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

THRIVENT MULTIDIMENSIONAL INCOME FUND
as a Lender
By:	Thrivent Asset Management, LLC
Its Investment Adviser

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Opportunity Income Plus Fund
as a Lender
By:	Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Thrivent Opportunity Income Plus Portfolio
as a Lender

By:	/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

U.S. High Yield Bond Fund
as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

United Ohio Insurance Company
as a Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Valcour Opportunities Master Fund, Ltd.
as a Lender

By:	/s/ John D'Angelo
	Name:	John D'Angelo
	Title:	Sr. Portfolio Manager

By:
Name:
Title:

Vermont Pension Investment Committee
as a Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

By:
Name:
Title:

Vibrant CLO II, Ltd.
as a Lender
By:	DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

By:
Name:
Title:

Vibrant CLO III, Ltd.
as a Lender
By:	DFG Investment Advisers, Inc.

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

By:
Name:
Title:

Vibrant CLO IV, Ltd.
as a Lender
By:	DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

By:
Name:
Title:

Vibrant CLO V, Ltd.
as a Lender
By:	DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

By:
Name:
Title:

Vibrant CLO VI, Ltd.
as a Lender
By:	DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

By:
Name:
Title:

Vibrant CLO VII, Ltd.
as a Lender
By:	DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

By:
Name:
Title:

Virtus Global Multi Sector Income Fund
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet High Yield Fund
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Multi-Sector Intermediate Bond Fund
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Dynamic Credit ETF
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Multi-Sector Unconstrained Bond ETF
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Newfleet Senior Floating Rate Fund
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Tactical Allocation Fund
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

Virtus Total Return Fund Inc.
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

VVIT: Virtus Newfleet Multi-Sector Intermediate Bond Series
as a Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 1, Limited
as a Lender
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 2, Limited
as a Lender
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 3, Limited
as a Lender
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 5, Limited
as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By:	Zais Group, LLC, its sole member
By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 6, Limited
as a Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By:	Zais Group, LLC, its sole member
By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title: